Exhibit 10.2
ECHOSTAR CORPORATION
-and-
DISH NETWORK L.L.C.

NIMIQ 5 TRANSPONDER SERVICE AGREEMENT

Dated as of March 11, 2008

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

NIMIQ 5 TRANSPONDER SERVICE AGREEMENT
     This NIMIQ 5 TRANSPONDER SERVICE AGREEMENT is made and entered into as of the 11th day of March, 2008 (the “Effective Date”), by and between ECHOSTAR CORPORATION (“EchoStar”), a Nevada corporation with offices located at 90 Inverness Circle East, Englewood, Colorado 80112 and DISH NETWORK L.L.C. (“Customer”), a Colorado limited liability company with offices located at 9601 South Meridian Boulevard, Englewood, Colorado 80112.
RECITALS:
     WHEREAS, Bell ExpressVu Limited Partnership (“Bell ExpressVu”) acting through its general partner, Bell ExpressVu Inc., has entered into the Nimiq 5 Whole RF Channel Service Agreement (the “Nimiq 5 Agreement”) with Telesat Canada (“Telesat”), a corporation continued and existing under the laws of Canada, pursuant to which Bell ExpressVu is entitled to utilize the entire communications capacity (including all spare capacity) on the BSS communications satellite presently designated within Telesat as “Nimiq 5” (the “Satellite” or “Nimiq 5 Satellite”), *** which is currently being manufactured by *** (the “Satellite Manufacturer”), at the Orbital Position throughout its operational life; and
     WHEREAS, EchoStar has entered into the Nimiq 5 Transponder Service Agreement (the “ExpressVu Agreement”) with Bell ExpressVu, pursuant to which EchoStar is entitled to utilize sixteen (16) medium power Full Period whole BSS RF Channels ***
     WHEREAS, Customer desires to subscribe for, and EchoStar desires to provide to Customer, during the Term, all in accordance with, and subject to, the terms and conditions set forth in this Agreement, the use of sixteen (16) medium power Full Period whole BSS RF Channels ***
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, EchoStar and Customer hereby agree as follows:
     1. Definitions.
          1.1 Certain Definitions. Capitalized terms used in this Agreement (including the Recitals) and not otherwise defined herein shall have the following meanings:
          ***
          “Access Requirements” means the requirements to access the Satellite as set forth in Attachment 2.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Affiliate” means with respect to any Person, any other Person directly or indirectly (a) controlling, controlled by, or under common control with, such Person, or (b) owning more than fifty percent (50%) of any class of voting or equity securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.
          “Agreement” means this Nimiq 5 Transponder Service Agreement and all attachments to it, which are hereby incorporated by reference in their entirety; “hereof”, “hereto”, “herein” and “hereunder” and similar expressions mean and refer to this Agreement and not to any particular Article, Section or Attachment; “Article”, “Section” or “Attachment” of this Agreement followed by a number means and refers to the specified Article, Section or Attachment of this Agreement. In the event of any conflict or inconsistency between this Agreement and any Attachment to this Agreement, this Agreement shall prevail.
          ***
          “Authorization” means any authorization, order, permit, approval, forbearance decision, grant, license, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.
          “Bell ExpressVu” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “BSS” means the Broadcasting-Satellite Service, as defined by the Radio Regulations of the ITU.
          “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Colorado, U.S.A. or Toronto, Ontario are required or authorized to be closed.
          “Channel” means a path for signal transmission.
          ***
          “CONUS” means the continental United States.
          “Customer” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          “Customer Channel Service” means the use of an individual medium power Full Period whole BSS RF Channel *** that is provided to Customer on the Satellite pursuant to the terms of this Agreement and “Customer Channel Services” means the use of sixteen (16)

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

medium power Full Period whole BSS RF Channels *** provided to Customer on the Satellite pursuant to the terms of this Agreement, as such aggregate number of Full Period whole BSS RF Channels provided hereunder may be adjusted pursuant to Sections 10.2, 13.2(c), and 13.4(b) hereof.
          ***
          “DBS” means Direct Broadcast Satellite.
          “DBS Spectrum License” means the Approval in Principle granted on 17 December 2003 (as amended on 28 December 2006) by Industry Canada pursuant to the Radiocommunication Act (Canada) and any Radio Authorizations associated therewith which authorize Telesat to operate a direct broadcast satellite at the Orbital Position.
          “Degradation” means ***
          “Disclosing Party” shall have the meaning ascribed thereto in Section 17.1.
          ***
          “EchoStar” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          ***
          “Effective Date” shall have the meaning ascribed thereto in the introductory paragraph of this Agreement.
          ***
          “EOL” means the permanent removal from service of the Satellite.
          ***
          “FCC” means the United States Federal Communications Commission or any successor agency thereto, and includes a bureau or other subdivision thereof acting under delegated authority.
          “FCC Approval” means the FCC authorization required for Customer to ***
          “Force Majeure Event” means ***
          “Frequency Coordination Limits” means the coordination status of the BSS frequencies at the Orbital Position (including without limitation, the applicable power level operational parameters) on the Effective Date (as the same may be amended, restated, supplemented or replaced from time to time in compliance with the procedures set forth in Section 9.1 of this Agreement).

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Full Period” means twenty-four (24) hours per day, seven (7) days per week.
          “Governmental Entity” means any (a) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (b) any subdivision, agent, commission, board, or authority of any of the foregoing; or (c) any quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.
          ***
          “Initial Term” shall have the meaning ascribed thereto in Article 5.
          “Intended Purpose” means ***
          “Interruption” means ***
          “Laws” means all valid, duly enacted or promulgated statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies having the force of law or any provisions of the foregoing, including general principles of common and civil law and equity, binding on the Person referred to in the context in which such word is used; and “Law” means any one of foregoing.
          ***
          “MOA” means the Memorandum of Agreement made and effective as of March 11, 2008 by and among Telesat, EchoStar, DISH Network Corporation (solely as to the obligations set forth in Sections H.10 and H.13(b) thereof), Customer (solely as to the covenants and acknowledgements set forth in Section H.13 thereof) and Bell ExpressVu.
          ***
          “Nimiq 5 Agreement” shall have the meaning ascribed thereto in the first recital of this Agreement.
          “Nimiq 5 Satellite” shall have the meaning ascribed thereto in the first recital of this Agreement.
          “Nimiq 5 US Resale Agreement” shall have the meaning ascribed thereto in the second recital of this Agreement.
          ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Non-U.S. Authorizations” means all Authorizations, including without limitation the DBS Spectrum License, the Radio Authorizations, and any and all other notifications, licenses, permits, authorizations, approvals and consents of other Persons (excluding United States Authorizations and the Blanket Approvals) now or hereafter required for ***
          “Orbital Position” means the geostationary orbital position at 72.7º West Longitude.
          “Party” means, individually, each of Customer and EchoStar and “Parties” means, collectively, EchoStar and Customer.
          “Performance Specifications” means, in respect of each EchoStar Channel Service, the performance specifications set forth in Attachment 1 for operation in medium power mode or high power mode, as applicable.
          “Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or any other entity or organization or Governmental Entity and pronouns have similarly extended meaning.
          ***
          “Proprietary Information” means all information that is disclosed by either Customer or EchoStar, including any technical specifications, system designs, data or material which contains proprietary information and which is either:
               (a) in written form clearly labeled as “Proprietary”, “Confidential” or similar designation; or
               (b) if disclosed orally, is identified as confidential at the time of oral disclosure.
          “Radio Authorizations” means all authorizations of the Minister of Industry (Canada) pursuant to the Radiocommunication Act (Canada) required to operate the Satellite at the Orbital Position.
          “Receiving Party” shall have the meaning ascribed thereto in Section 17.1.
          ***
          “Required Authorizations” means, with respect to each Party, all Authorizations and other notifications, licenses, permits, authorizations, approvals and consents of other Persons required for such Party to consummate the transactions contemplated by, and to perform its obligations under, this Agreement.
          “RF Channel” means an assigned portion of the Nimiq 5 Satellite total repeater Channel capacity that is capable of receiving and re-transmitting Telecommunications Traffic.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          “Satellite” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “Satellite Manufacturer” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “Service Commencement Date” means the date on which EchoStar provides notice in writing to Customer that ***
          ***
          “Telesat” shall have the meaning ascribed thereto in the first recital of this Agreement.
          ***
          “Telecommunications Traffic” means signs, signals, writing, images, sounds or intelligence of any nature capable of being received and retransmitted by the Satellite.
          “Term” shall have the meaning ascribed thereto in Article 5.
          ***
          “United States Authorizations” means all Authorizations, including without limitation FCC Approval, now or hereafter required from United States Governmental Entities for Customer to ***
          1.2 Other Defined Terms; Interpretation. Other capitalized terms used in this Agreement and not otherwise defined in Section 1.1 shall have the meanings ascribed thereto elsewhere in this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the word “including” means “including but not limited to”; (b) the masculine gender shall also include the feminine and neutral genders, and vice versa; and (c) words importing the singular shall also include the plural, and vice versa.
     2. Provision of Service. In accordance with, and subject to, the terms and conditions set forth in this Agreement, EchoStar hereby agrees to provide to Customer the EchoStar Channel Services, on an exclusive basis, during the Term (defined below) of this Agreement.
     3. Prices and Payments.
               ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

     4. Credits for Interruptions.
          4.1 Creditable Interruptions. Credits for Interruptions in the EchoStar Channel Services provided to Customer under this Agreement shall be granted in accordance with this Article 4. ***
     5. Term of Agreement. The term of this Agreement with respect to the Customer Channel Services shall commence upon the Effective Date hereof and shall expire on the tenth (10th) anniversary of the Service Commencement Date, unless earlier terminated in accordance with the terms hereof *** (the “Initial Term”). The Initial Term may be extended at Customer’s sole option for successive one-year periods (or a portion thereof in the case of the final extension) (each an “Extended Term”) through EOL, unless earlier terminated in accordance with the terms hereof ***, upon written notice to EchoStar provided *** prior to the end of the Initial Term and/or the then-current Extended Term. (the Initial Term, plus any such Extended Terms, the “Term”). The term of this Agreement with respect to all matters other than the Customer Channel Services shall commence upon the Effective Date hereof and shall continue in full force and effect until the expiration or termination *** (the “Full Term”)
     6. EchoStar Representations, Warranties and Covenants. EchoStar hereby represents, warrants and covenants to Customer as follows:
          6.1 Organization. EchoStar is a corporation, duly formed, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.
          6.2 Authority. EchoStar has all requisite corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of, EchoStar, enforceable against EchoStar in accordance with its terms.
          6.3 No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, the performance of its obligations hereunder or the compliance with the terms and conditions of this Agreement, by EchoStar will conflict with, result in the breach of, constitute a default under, accelerate the performance required by, or require the further consent or approval of any Person or Governmental Entity under: (a) the terms of any material contract, instrument or commitment to which EchoStar is a party or by which it is bound; (b) the organizational or constating documents or bylaws of

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

EchoStar; or (c) any Law, judgment, order, writ, decree, permit, license or agreement with any regulatory authority to which EchoStar is a party or by which it is bound, other than ***
          6.4 No Litigation. With the exception of the freeze currently imposed by the FCC on the acceptance for filing of DBS applications, there is no judgment or order outstanding, or any action, suit, claim, litigation, proceeding, arbitration, investigation or controversy by or before any Governmental Entity or arbitrator pending, or to the knowledge of EchoStar, threatened to which EchoStar is or may become a party or by which it is or may become bound that is reasonably likely to adversely and materially affect the ability of EchoStar to consummate the transactions contemplated hereby or perform its obligations hereunder.
          6.5 Compliance with Laws. In connection with EchoStar’s performance under this Agreement, EchoStar shall comply in all material respects with all applicable laws, regulations and orders of Governmental Entities that apply to it.
          ***
          6.8 No Brokers. EchoStar has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.
          ***
     7. Customer Representations, Warranties and Covenants. Customer hereby represents, warrants and covenants to EchoStar as follows:
          7.1 Organization. Customer is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified would have a material adverse effect on its ability to perform its obligations hereunder.
          7.2 Authority. Customer has all requisite power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of, Customer, enforceable against Customer in accordance with its terms.
          7.3 No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, the performance of its obligations hereunder or the compliance with the terms and conditions of this Agreement by Customer will conflict with, result in the breach of, constitute a default under, accelerate the performance required by, or require the approval or consent of any Person or Governmental Entity under: (a) the terms of any material contract, instrument or commitment to which Customer is a party or by which it is bound; (b) the organizational or constating documents or bylaws of Customer; or (c)

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

any Law, judgment, order, writ, decree, permit, license or agreement with any regulatory authority to which Customer is a party or by which it is bound, other than ***
          7.4 No Litigation. With the exception of the freeze currently imposed by the FCC on the acceptance for filing of DBS applications, there is no judgment or order outstanding, or any action, suit, claim, litigation, proceeding, arbitration, investigation or controversy by or before any Governmental Entity or arbitrator pending, or to the knowledge of Customer, threatened to which Customer is or may become a party or by which it is or may become bound that is reasonably likely to adversely and materially affect the ability of Customer to consummate the transactions contemplated hereby or perform its obligations hereunder.
          7.5 Compliance with Laws. In connection with Customer’s performance under this Agreement, Customer shall comply in all material respects with all applicable laws, regulations and orders of Governmental Entities that apply to it. Customer hereby acknowledges and agrees that is use of the Customer Channel Services is conditioned upon all Required Authorizations having been obtained.
          ***
          7.7 No Brokers. Customer has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.
          ***
     8. Use Restrictions. Customer transmissions to and from the Satellite and its use of the Customer Channel Services shall comply with all applicable laws, rules and regulations and the Access Requirements. Customer shall not use, and shall not authorize or permit any other Person (including its successors, subcontractors or transferees) to use, the Customer Channel Services for any unlawful purpose, to transmit unlawful communications of any nature or otherwise in violation of applicable law. If any Customer non-compliance with the preceding two sentences causes or threatens, or other circumstances arise from Customer’s use of the Customer Channel Services which cause or threaten, damage to the Satellite, or if Customer’s use of the Customer Channel Services may reasonably result in the institution of criminal proceedings, or administrative proceedings that may reasonably result in sanctions or other non-monetary remedies, against Bell ExpressVu, EchoStar or any of their Affiliates, ***
     9. Operational Matters; Satellite Construction and Launch.
          9.1 Transmission Parameters and Frequency Coordination Limits. All satellite access specifications and operating procedures are set forth in the Access Requirements. Customer agrees to conform all its transmissions to the Satellite to, and otherwise comply with, the Access Requirements. Customer shall not interfere with the use of the RF Channels (other than the Customer Channel Services,

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

*** by others on the Satellite or any adjacent satellite; provided that, notwithstanding the foregoing, Customer shall in all cases be entitled to utilize the Customer Channel Services to the maximum extent contemplated by the Performance Specifications, subject to such utilization being consistent with the Frequency Coordination Limits. Customer shall not cause physical harm to any RF Channels on the Satellite (including the Customer Channel Services) or to the Satellite. Customer will not use the Customer Channel Services, or any portion thereof, in a manner which would or could reasonably be expected to, under standard engineering practice, harm the RF Channels or harm any portion of the Satellite from which the Customer Channel Services are provided, the Satellite, ***
          9.2 Transmit Facilities. Customer shall configure, equip and operate all equipment and facilities used to transmit signals to the Satellite in conformance with the applicable requirements set forth in the Access Requirements.
          ***
          9.5 Cooperation. Customer shall make commercially reasonable efforts to cooperate with EchoStar in order to facilitate the provision of the Customer Channel Services on a continuous basis. For example (and by way of illustration and not limitation), Customer shall make commercially reasonable efforts to cooperate with EchoStar in trouble determination, interference and fault isolation activities. Customer shall furnish EchoStar with such relevant information reasonably required to provide and protect the Customer Channel Services.
          9.6 Frequency Plans. Customer agrees to take all necessary precautions to ensure that its use of the Customer Channel Services is in all other respects consistent with the Access Requirements.
          9.7 General Limitations.
               (a) Customer agrees and recognizes that in order to assess and protect the overall performance of the Satellite, EchoStar, Bell ExpressVu and/or Telesat will periodically interrupt use of the Customer Channel Services for either of the following:
                    (i) to carry out scheduled periodic tests on the RF Channels; or
                    ***
                         (A) With respect to clause (i) above, EchoStar will, and shall cause Bell ExpressVu and Telesat to, carry out scheduled periodic tests on the RF Channels at such times and frequency as Bell ExpressVu, Telesat, EchoStar and Customer shall mutually agree. EchoStar shall, and shall use commercially reasonable efforts to cause Bell ExpressVu

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

and Telesat to, use commercially reasonable efforts to schedule and conduct testing activities during periods of such interruptions so as to minimize the duration of the disruption to the use of the Customer Channel Services.
                    (B) With respect to clause (ii) above, ***
                    (ii) For the avoidance of doubt, nothing in this Section shall be construed to limit Customer’s rights and remedies under this Agreement at law, except as otherwise contemplated herein, in equity or otherwise (all of which are hereby expressly reserved).
               (c) Except as otherwise provided herein or in the MOA, Customer will acquire only services from EchoStar and not acquire any implied right, interest or title to or in the use of RF Channels, the Satellite or other EchoStar, Bell ExpressVu and/or Telesat facilities or any part thereof. ***
          9.8 Construction of Satellite.
               (a) During the construction of the Satellite, EchoStar shall *** provide Customer with *** reports summarizing the current status of the Satellite, including the then-scheduled dates for completing construction and launching the Satellite into orbit. *** EchoStar shall also *** advise Customer of any changes and other developments relating to the construction, operation, launch and performance of the Satellite which *** could be expected to result in the Customer Channel Services not meeting the Performance Specifications or a delay in the construction and/or launch of the Satellite. Notwithstanding the aforesaid, (i) all confidentiality requirements imposed by the Satellite Manufacturer and/or launch provider; and (ii) requirements imposed by an applicable Governmental Entity, including but not limited to requirements imposed by the United States Department of State, shall be complied with by Customer prior to delivery of any of the above information. ***
     12. Force Majeure. Neither Party shall be held liable or deemed to be in default under this Agreement, save and except with respect to Customer’s obligation of payment for services received, in the event of a Force Majeure Event. Each Party shall use reasonable commercial efforts to remedy or resolve any Force Majeure Event claimed by such Party. *** It is understood and agreed that, upon the occurrence of a Force Majeure Event and the termination or suspension of the Customer Channel Services hereunder as a result thereof, Customer’s obligation to pay for service hereunder shall be suspended until service is resumed or this Agreement is terminated as otherwise provided herein. ***
     13. Termination Rights.
     ***
          13.3 Termination by EchoStar for Cause.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

               (a) In addition to any other rights of termination set forth in this Agreement, EchoStar may terminate this Agreement by giving written notice thereof to Customer in the event that Customer:
                    (i) fails to pay any amount due hereunder and fails to cure such breach *** after receipt of written notice of such failure from EchoStar;
                    (ii) fails to cease any activity, correct any omission or failure to perform hereunder in material violation of Articles 8, 9 or 17 hereunder *** after receipt of written notice thereof from EchoStar; or
                    (iii) materially breaches this Agreement and fails to cure such breach or cease such activity *** after receipt of written notice thereof from EchoStar; or
                    (iv) (A) becomes insolvent or generally fails to pay its debts as such debts become due; (B) admits in writing its inability to pay its debts generally, or makes a general assignment for the benefit of creditors; (C) institutes or has instituted against it any proceeding seeking: (1) to adjudicate it bankrupt or insolvent, (2) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (3) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of ***, or any of the actions sought in such proceeding (including the entry of an order for relief against it of the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (D) takes any corporate action to authorize any of the foregoing actions.
     ***
          13.4 Termination by Customer for Cause.
               (a) In addition to any other rights of termination set forth in this Agreement, Customer may terminate this Agreement by giving written notice thereof to EchoStar in the event that:
                    (i) EchoStar (A) becomes insolvent or generally fails to pay its debts as such debts become due; (B) admits in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (C) institutes or has instituted against it any proceeding seeking: (1) to adjudicate it bankrupt or insolvent, (2) any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (3) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

unstayed for a period of ***, or any of the actions sought in such proceeding (including the entry of an order for relief against it of the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) shall occur; or (D) takes any corporate action to authorize any of the foregoing actions; or
                    (ii) EchoStar fails to pay to Customer any amount due hereunder when due, and EchoStar fails to cure such breach (if curable) *** after receipt of written notice thereof from Customer.
     ***
     15. Relationship of the Parties. Nothing herein shall establish any partnership, joint venture or agency relationship between EchoStar and Customer and neither Party shall have the authority, either express or implied, to make any commitment or representation on behalf of the other.
     ***
     17. Confidentiality/Non-disclosure.
          17.1 Except as set forth in Section 17.2 below, a Party receiving Proprietary Information of the other Party pursuant hereto (the “Receiving Party”) will keep such Proprietary Information confidential, and will not, without the prior written consent of the Party disclosing such information (the “Disclosing Party”), use any portion of such Proprietary Information for any purpose other than to perform this Agreement, or disclose any portion of such Proprietary Information to any Persons other than the employees, contractors, subcontractors, agents and consultants of the Receiving Party who have a genuine need to have access to the Proprietary Information in order to perform this Agreement and who are required to maintain such information in confidence pursuant to the terms of a confidentiality or nondisclosure agreement, the terms of which shall be at least as protective of such information as the terms set forth in this Section 17. The Receiving Party shall be liable for any breach of any of the obligations under this Section 17.1 by the Receiving Party’s employees, contractors, subcontractors, agents and consultants. ***
          17.2 The Receiving Party will not be liable for disclosure of Proprietary Information of the Disclosing Party, or any part thereof, if the Receiving Party can demonstrate that such Proprietary Information: (a) was in the public domain at the time it was received or subsequently entered the public domain through no fault of the Receiving Party; (b) was known to or in the possession of the Receiving Party at the time of receipt from the Disclosing Party; (c) became known to the Receiving Party from a source other than the Disclosing Party without breach of an obligation of confidentiality; or (d) is at any time lawfully developed by the Receiving Party completely independently of any such disclosure or disclosures from the Disclosing Party. If the Receiving Party or any of its agents, representatives or Affiliates is legally compelled to disclose any Proprietary Information of the Disclosing Party, such Receiving Party (or its agent, representative or Affiliate, as applicable) shall promptly notify the

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Disclosing Party in writing of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof. If, in the absence of a protective order or a waiver hereunder, the Receiving Party (or its agent, representative or Affiliate, as applicable) is, in the opinion of its counsel, compelled to disclose any such Proprietary Information to any court, tribunal or agency or else stand liable for contempt or suffer other censure or penalty, the Receiving Party (or its agent, representative or Affiliate, as applicable) may disclose such Proprietary Information without liability; provided, however, that the Receiving Party (or its agent, representative or Affiliate, as applicable) further agrees that if the Disclosing Party is not successful in precluding the requesting legal body from requiring the disclosure of the Proprietary Information, it will furnish only that portion of the Proprietary Information which is legally required and that, prior to such disclosure, it will exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Proprietary Information. Except in connection with any failure to discharge its responsibilities under the preceding two sentences, the Receiving Party will not be liable for any disclosure pursuant to court order.
          17.3 Ownership; Return. Proprietary Information of the Disclosing Party will remain the property of the Disclosing Party and will, at the Disclosing Party’s request and after it is no longer needed for performance of this Agreement or upon expiration or termination of this Agreement for any reason, whichever occurs first, promptly be returned to the Disclosing Party or, in the alternative, at the Receiving Party’s option be destroyed, together with all copies made by the Receiving Party and by anyone to whom such Proprietary Information has been made available by the Receiving Party in accordance with the provisions of this Section 17.
          17.4 Survival. The provisions of this Section 17 shall survive expiration or termination of this Agreement.
     18. Press Releases. Neither Party shall, without the prior written consent of the other Party, make any public announcement, denial or confirmation concerning this Agreement, except as required by law.
     19. Miscellaneous.
          19.1 U.S. Export Control Restrictions. The Parties agree and acknowledge that in connection with their respective obligations under this Agreement, they shall at all times comply with the laws, rules and regulations of the United States regarding export restrictions, including, without limitation, the International Traffic in Arms Regulations, 22 CFR §§ 120-130. This Section shall survive the expiration or termination of this Agreement.
          19.2 Severability. If any of the provisions or any portion of the provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provisions or portion thereof, and the rights and obligations of the Parties hereto will be construed and enforced accordingly.

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          ***
          19.4 No Waiver; Remedies Cumulative. No failure or delay on the part of either Party to notify the other Party of any breach or noncompliance hereunder, and no failure or delay on the part of either Party to exercise its rights hereunder with respect thereto, shall prejudice any remedy for that specific breach or noncompliance or any subsequent breach or noncompliance, and any waiver (which must be in writing in order to be binding) by either Party of any breach or noncompliance with any term or condition of this Agreement shall be limited to the particular instance and shall not operate or be deemed to waive any future breaches or noncompliance with any term or condition. All rights and remedies of each of the Parties under this Agreement will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement or applicable Law. ***
          19.5 Notices.
               (a) Telephone Notices. For the purpose of receiving notices from EchoStar regarding preemption, interference or other technical problems, Customer shall maintain at each Customer-operated hub earth station transmitting signals to the Satellite a telephone that is continuously staffed at all times during which Customer is transmitting signals to the Satellite and an automatic facsimile machine in operation and capable of receiving messages from EchoStar at all times. EchoStar shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified above. All such notices shall be made in English and shall be effective upon the placement of a telephone call from one Party to the other. Each Party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with this Agreement.
               (b) General Notices. All notices and other communications from either Party to the other, except as otherwise stated in this Agreement, shall be in English writing and shall be deemed received upon actual delivery or successfully transmitted facsimile addressed to the other Party as follows:
If to be given to EchoStar:
Attn: David Bair
Senior Vice President, Space Programs and Operations
EchoStar Corporation
90 Inverness Circle East
Englewood, CO 80112
Fax #: ***
cc: Office of the General Counsel

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Fax #: ***
(same address as above)
If to be given to Customer:
Attn: Office of the President
DISH Network L.L.C.
9601 South Meridian Blvd.
Englewood, Colorado 80112
Fax #: ***
cc: Office of the General Counsel
Fax #: ***
(same address as above)
Each Party will advise the other of any change in the address, designated representative or telephone or facsimile number.
          19.6 Counterparts. This Agreement may be executed by facsimile and/or in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.
          19.7 Choice of Law; Consent to Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Colorado (without giving any effect to the conflict of laws provisions thereof), as such laws are applied to agreements between Colorado residents entered into and to be performed entirely within Colorado. The federal and state courts in the State of Colorado shall have exclusive jurisdiction to hear and determine any and all claims, disputes, actions and suits that may arise under or out of this Agreement. The parties hereby agree and voluntarily consent to the personal jurisdiction of, and waive any objection to venue in, such courts for such purposes and agree to accept service of process outside the State of Colorado in any matter to be submitted to any such court pursuant hereto.
          19.8 Entire Agreement. This Agreement, including the Attachments hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous understandings, commitments and representations, warranties and covenants pertaining thereto.
          19.9 Amendments. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each Party.
          19.10 [Reserved].

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

          19.11 Incorporation of Attachments. The Attachments attached hereto shall for all purposes hereof form an integral part of this Agreement and are hereby incorporated by reference in their entirety.
          19.12 Currency. Unless otherwise noted, all dollar amounts referred to in this Agreement are expressed in the currency of the United States of America.
          19.13 Survival. Neither Party shall have any further obligations or liability to the other under this Agreement in the event of the termination or expiration of this Agreement, except for any obligations or liability (a) arising prior to such termination or expiration, (b) expressly arising upon or as a result of such termination or expiration, (c) expressly described in this Agreement as surviving such expiration or termination, or (d) that logically would be expected to survive termination or expiration.
          ***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

ECHOSTAR CORPORATION

By:
Name:
Title:

DISH NETWORK L.L.C.

By:
Name:
Title:
***

***	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.